Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,810,000
Previously Paid Amount	0
Total Fee Amount	147,424.36
Total Offset Amount	0
Net Fee	$ 147,424.36